                                                                     Exhibit 2.1

                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER


                  THIS AMENDMENT NO. 1 (the "AMENDMENT") to the Agreement and Plan of Merger dated as of July 19, 2004 (the "Agreement"), is made as of September 3, 2004, by and among COMSYS Holding, Inc., a Delaware corporation ("HOLDING"), COMSYS Information Technology Services, Inc., a Delaware corporation and wholly-owned subsidiary of Holding ("COMSYS"), Venturi Partners, Inc., a Delaware corporation (the "COMPANY"), Venturi Technology Partners, LLC, a North Carolina limited liability company and indirect, wholly-owned subsidiary of the Company ("PARTNERS"), VTP, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("MERGER SUB") and each of the stockholders of Holding party hereto (the "HOLDING STOCKHOLDERS" and, together with Holding, Comsys, the Company, Partners and Merger Sub, the "PARTIES").


                                  Introduction


                  On July 19, 2004, the Parties entered into the Agreement, and the Parties now wish to enter into this Amendment to effect certain modifications to the Agreement and certain exhibits thereto in accordance with the provisions of Section 8.4 of the Agreement.


                  In consideration of the foregoing and of the mutual covenants contained in this Amendment, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Undefined capitalized terms used herein shall have the meanings ascribed to them in the Agreement. 2. Section 7.1(i) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  (i) Voting Agreement. Each of the Company and each "Significant Holder" (as such term is defined in the Company Charter, but excluding MatlinPatterson Global Opportunities Partners, L.P.) of the Company immediately prior to the Effective Time shall have executed and delivered, and the Company shall use commercially reasonable efforts to seek the execution and delivery by each "Five Percent Holder" (as such term is defined in the Company Charter, but excluding MatlinPatterson Global Opportunities Partners, L.P.) of the Company immediately prior to the Effective Time, and Comsys and Holding shall use commercially reasonable efforts to seek the execution and delivery by each of the Holding Stockholders listed as signatories thereto, a counterpart copy of an agreement substantially in the form of Exhibit O attached hereto with respect to voting for nominees for the Board of Directors of the Company for a specified period of time following the Effective Time, all as more fully set forth in such agreement (the "VOTING AGREEMENT").

         3. Section 6.14(f) of the Merger Agreement is hereby amended by inserting ", officer or director" immediately after "Any Indemnified Party" on the first line thereof.

         4. Each party hereby agrees each reference in the Agreement to the "Letter Agreement" shall henceforth refer to the letter agreement dated September 3, 2004, by and between the Company and each of Inland Partners, L.P. and Links Partners, L.P. attached hereto.

         5. Exhibit L to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit L, Form of Amended and Restated Bylaws of the Company.

         6. Exhibit O to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit O, Voting Agreement.

         7. Section 7.2 to the Merger Agreement is hereby amended by adding the following at the end thereof:

                           (j) Additional Agreement. The Company and
                  MatlinPatterson Global Opportunities Partners, L.P. shall each have executed and delivered a counterparty copy of the agreement attached hereto as Exhibit S.

         8. Section 9.7(b) of the Merger Agreement is hereby amended by deleting "and (iii)" appearing on the seventh line thereof and replacing it with the following: ", (iii) each officer and director of the Company immediately prior to the Effective Time is and is intended to be a third party beneficiary of
                  Section 6.14(c)(ii) and may enforce the terms of such provision and (iv)".

         9. Except as specifically set forth herein, all terms, provisions and conditions of the Agreement remain in full force and effect. This Amendment shall be attached to and become a part of the Agreement, and from and after the date hereof references to the Agreement shall mean such Agreement as amended hereby.

         10. Each party to this Amendment that is not a natural person represents and warrants that: (a) it is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (b) the person signing this Amendment on its behalf is duly authorized to do so on its behalf; (c) it has obtained all authorizations of any governmental body required in connection with this Amendment and the transactions contemplated hereby and such authorizations are in full force and effect; and (d) the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate any law, ordinance, charter, bylaw or rule applicable to it or any other agreement by which it is bound or by which any of its assets are affected.

         11. Each party to this Amendment that is a natural person represents and warrants that he or she has (a) the requisite competence, power and authority to execute and deliver this Amendment and to perform its obligations hereunder and (b) obtained all authorizations of any governmental body required in connection with this Amendment and the transactions contemplated hereby and such authorizations are in full force and effect.

         12. The terms of Sections 8.4 and 8.5 and Article IX of the Agreement are incorporated by reference into this Amendment as if they were set out in extenso herein.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                  IN WITNESS WHEREOF, Holding, Comsys, Merger Sub, Partners, the Company and the Holding Stockholders have caused this Amendment to be executed as of the date first written above.


                                    VENTURI PARTNERS, INC.

                                    By: /s/ Larry L. Enterline
                                        ----------------------------------------
                                    Name:  Larry L. Enterline
                                           -------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                           -------------------------------------


                                    VENTURI TECHNOLOGY PARTNERS, LLC

                                    By: /s/ Larry L. Enterline
                                        ----------------------------------------
                                    Name:  Larry L. Enterline
                                           -------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    VTP, INC.

                                    By: /s/ Larry L. Enterline
                                        ----------------------------------------
                                    Name:  Larry L. Enterline
                                           -------------------------------------
                                    Title: Chief Executive Officer and President
                                           -------------------------------------


       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                    COMSYS HOLDING, INC.

                                    By: /s/ David L. Kerr
                                        ----------------------------------------
                                    Name:  David L. Kerr
                                           -------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    COMSYS INFORMATION TECHNOLOGY SERVICES, INC.

                                    By: /s/ David L. Kerr
                                        ----------------------------------------
                                    Name:  David L. Kerr
                                           -------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------





       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                    HOLDING STOCKHOLDERS:


                                    GTCR FUND VI, L.P.

                                    By: /s/ Daniel W. Yih
                                        ----------------------------------------
                                    Name:  Daniel W. Yih
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


                                    GTCR VI EXECUTIVE FUND, L.P.

                                    By: /s/ Daniel W. Yih
                                        ----------------------------------------
                                    Name:  Daniel W. Yih
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


                                    GTCR ASSOCIATES VI

                                    By: /s/ Daniel W. Yih
                                        ----------------------------------------
                                    Name:  Daniel W. Yih
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                    HOLDING STOCKHOLDERS:


                                    J. P. MORGAN DIRECT CORPORATE FINANCE
                                     INSTITUTIONAL INVESTORS LLC
                                     JP Morgan Chase Bank, as Investment Advisor

                                    By: /s/ Robert Cousin
                                        ----------------------------------------
                                    Name:  Robert Cousin
                                           -------------------------------------
                                    Title: Managing Director
                                           -------------------------------------


                                    J. P. MORGAN DIRECT CORPORATE FINANCE
                                     PRIVATE INVESTORS LLC
                                     JP Morgan Chase Bank, as Investment Advisor

                                    By: /s/ Robert Cousin
                                        ----------------------------------------
                                    Name:  Robert Cousin
                                           -------------------------------------
                                    Title: Managing Director
                                           -------------------------------------


                                    522 FIFTH AVENUE FUND, L.P.
                                     JP Morgan Chase Bank, as Investment Advisor

                                    By: /s/ Robert Cousin
                                        ----------------------------------------
                                    Name:  Robert Cousin
                                           -------------------------------------
                                    Title: Managing Director
                                           -------------------------------------


       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                    HOLDING STOCKHOLDERS:


                                    WACHOVIA INVESTORS, INC.

                                    By: /s/ Courtney Rountree
                                        ----------------------------------------
                                    Name:  Courtney Rountree
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    OLD TRAFFORD INVESTMENT PTE LTD.

                                    By: /s/ Lim Hock Tay
                                        ----------------------------------------
                                    Name:  Lim Hock Tay
                                           -------------------------------------
                                    Title: Director
                                           -------------------------------------



       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                     HOLDING STOCKHOLDERS:

                                     /s/ Michael T. Willis
                                     -------------------------------------------
                                            Michael T. Willis, individually

                                     /s/ David L. Kerr
                                     -------------------------------------------
                                            David L. Kerr, individually

                                     /s/ Margaret G. Reed
                                     -------------------------------------------
                                            Margaret G. Reed, individually

                                     /s/ Joseph C. Tusa, Jr.
                                     -------------------------------------------
                                            Joseph C. Tusa, Jr., individually

                                     /s/ Albert S. Wright, IV
                                     -------------------------------------------
                                            Albert S. Wright IV, individually

                                     /s/ Jeffrey J. Weiner
                                     -------------------------------------------
                                            Jeffrey J. Weiner, individually

                                     /s/ Bernice L. Arceneaux
                                     -------------------------------------------
                                            Bernice L. Arceneaux, individually


       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                     /s/ Mark R. Bierman
                                     -------------------------------------------
                                            Mark R. Bierman, individually





       [Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

                                    EXHIBIT L

               Form of Amended and Restated Bylaws of the Company


                                   [ATTACHED]

                              AMENDED AND RESTATED


                                     BY-LAWS



                                       OF



                             VENTURI PARTNERS, INC.,

                             a Delaware corporation


                               (the "CORPORATION")


                         (Adopted as of__________, 2004)

                              AMENDED AND RESTATED
                                     BY-LAWS

                                       OF

                             VENTURI PARTNERS, INC.


                                   ARTICLE I
                                    OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation's registered agent in Delaware.

         SECTION 1.2 ADDITIONAL OFFICES. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the "BOARD") may from time to time determine or as the business and affairs of the Corporation may require.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS

         SECTION 2.1 ANNUAL MEETINGS. The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to
Section 9.5(a). At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting.

         SECTION 2.2 SPECIAL MEETINGS. Except as otherwise required by applicable law or provided in the Corporation's Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the "CERTIFICATE OF INCORPORATION"), special meetings of stockholders, for any purpose or purposes, may be called only by (a) the Chairman of the Board, (b) the Chief Executive Officer, (c) the Board pursuant to a resolution adopted by a majority of the Whole Board (as defined below) or (d) the Secretary at the request in writing of stockholders holding shares representing a majority of the voting power of the outstanding shares entitled to vote on the matter for which such meeting is to be called. The Secretary shall call such a meeting upon receiving such a request. Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation's notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). "WHOLE BOARD" shall mean the total number of directors the Corporation would have if there were no vacancies.

         SECTION 2.3 NOTICES. Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation's notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

         SECTION 2.4 QUORUM. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

         SECTION 2.5 VOTING OF SHARES.

         (a) Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

         (b) Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxyholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         (c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

                  (i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

                  (ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         (d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation ("PREFERRED STOCK"), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By-Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

         (e) Inspectors of Election. The Board may appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at any meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

         SECTION 2.6 ADJOURNMENTS. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.7 ADVANCE NOTICE FOR BUSINESS.

         (a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation's notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation
(x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director at an annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

                  (i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder's notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described in this Section 2.7(a).

                  (ii) To be in proper written form, a stockholder's notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By-Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  (iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this
         Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

                  (iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting only pursuant to Section 3.2.

         (c) Public Announcement. For purposes of these By-Laws, "PUBLIC ANNOUNCEMENT" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

         SECTION 2.8 CONDUCT OF MEETINGS. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these By-Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine;
(d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 2.9 Consents in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock of the Corporation having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation to its registered office in the State of Delaware, the Corporation's principal place of business, or the Secretary of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation by delivery to the Corporation's registered office in the State of Delaware, the Corporation's principal place of business, or the Secretary. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. An electronic transmission consenting to the action to be taken and transmitted by a stockholder, proxyholder or a person or persons authorized to act for a stockholder or proxyholder shall be deemed to be written, signed and dated for purposes hereof if such electronic transmission sets forth or is delivered with information from which the Corporation can determine that such transmission was transmitted by a stockholder or proxyholder (or by a person authorized to act for a stockholder or proxyholder) and the date on which such stockholder, proxyholder or authorized person transmitted such transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and delivered to the Corporation by delivery either to the Corporation's registered office in the State of Delaware, the Corporation's principal place of business, or the Secretary of the Corporation. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the limitations on delivery in the previous sentence, consents given by electronic transmission may be otherwise delivered to the Corporation's principal place of business or to the Secretary if, to the extent, and in the manner provided by resolution of the Board. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders were delivered to the Corporation as provided in this Section 2.9.

                                  ARTICLE III
                                   DIRECTORS

         SECTION 3.1 POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

         SECTION 3.2 ADVANCE NOTICE FOR NOMINATION OF DIRECTORS.

         (a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by (x) the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors or (y) the terms of any agreement between the Corporation and another party or parties pursuant to which such party or parties are given the contractual right to nominate persons for election as directors of the Corporation (a "CONTRACTUAL NOMINATION RIGHT"). Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may be made (i) on behalf of the Board, by the Nominating Committee of the Board in accordance with this Section 3.2 and Article Fifth of the Certificate of Incorporation, (ii) pursuant to a Contractual Nomination Right or (iii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

         (b) Nominations by Nominating Committee.

                  (i) Definitions. The following definitions shall apply for purposes of this Section 3.2:

                           "AUDIT COMMITTEE INDEPENDENT DIRECTOR" means a
                  director of the Corporation who (x) meets the definition of "independent director" under Nasdaq rules, or if the Corporation's Common Stock is not then traded on the Nasdaq National Market, the comparable requirements of the principal securities exchange or market on which the Corporation's Common Stock is then listed or approved for trading, (y) meets the criteria under Nasdaq rule 4350(d)(2)(A)(i)-(iv) (or any successor rule) for service on the Audit Committee of the Board or, if the Corporation's Common Stock is not then traded on the Nasdaq National Market, the comparable requirements of the principal securities exchange or market on which the Corporation's Common Stock is listed or approved for trading, and (z) is willing to serve on the Audit Committee if requested to do so by the Board.

                           "AUDIT COMMITTEE FINANCIAL EXPERT" means a director
                  of the Corporation who meets the definition of "audit committee financial expert" set forth in Item 401 of Regulation S-K (or any successor rule or regulation).

                           "GROUP A DIRECTOR" means a director of the
                  Corporation who was specified as such in paragraph (b) of Article Fifth of the Certificate of Incorporation or any director of the Corporation who was recommended for nomination as a director of the Corporation by the Group A Subcommittee or was selected by the Group A Subcommittee to fill a vacancy or newly created directorship on the Board pursuant to this
                  Section 3.2(b).

                           "GROUP B DIRECTOR" means a director of the
                  Corporation who was specified as such in paragraph (b) of Article Fifth of the Certificate of Incorporation, any director of the Corporation who was designated as a nominee for director pursuant to the Voting Agreement, any director of the Corporation who was recommended for nomination as a director of the Corporation by the Group B Subcommittee, or any director of the Corporation selected by the Group B Subcommittee to fill a vacancy or newly created directorship on the Board pursuant to this Section 3.2(b).

                           "INDEPENDENT GROUP A DIRECTOR" means any Group A
                  Director who meets the definition of "independent director" under applicable rules and listing standards of the principal securities exchange or market on which the Common Stock is listed or approved for trading.

                           "INDEPENDENT GROUP B DIRECTOR" means any Group B
                  Director who meets the definition of "independent director" under applicable rules and listing standards of the principal securities exchange or market on which the Common Stock is listed or approved for trading.

                           "SPECIAL VOTING PERIOD" means the period commencing
                  immediately after the Effective Time (as defined in the Certificate of Incorporation) and ending on the third anniversary of the Effective Time.

                           "VOTING AGREEMENT" means the Voting Agreement dated
                  as of ____________, 2004 by and among the Corporation and the stockholders party thereto, as the same may be amended from time to time.

                  (ii) Special Voting Period Provisions. The following provisions shall apply during the Special Voting Period and in each case to the extent permitted by applicable law and by applicable rules and listing standards of the principal securities exchange or market on which the Corporation's Common Stock is listed or approved for trading:

                  (A) Nominating Committee. The Nominating Committee of the Board shall be composed of five members, (x) three of whom shall be Independent Group B Directors if there are three or more Independent Group B Directors on the Board, two of whom shall be Independent B Directors if there are only two Independent B Directors on the Board, and one of whom shall be an Independent Group B Director if there is only one Independent Group B Director on the Board, and (y) two of whom shall be Independent Group A Directors if there are two or more Independent Group A Directors on the Board and one of whom shall be an Independent Group A Director if there is only one Independent Group A Director on the Board.

                  (B) Authority. The Nominating Committee shall have the exclusive delegated authority of the Board to nominate, on behalf of the Board, nominees for election as directors, other than those nominees of the Board designated pursuant to a Contractual Nomination Right.

                  (C) Nominations. Group A Directors. Prior to each annual meeting of stockholders of the Corporation during the Special Voting Period, a subcommittee of the Nominating Committee comprised solely of the Independent Group A Directors serving on the Nominating Committee (the "GROUP A SUBCOMMITTEE") shall, subject to the procedures and qualification requirements set forth in this Section 3.2(b), have the right to recommend to the Nominating Committee nominees for directors to be elected by the stockholders at such annual meeting as follows:

                           (x) if the size of the Whole Board is nine (9) or ten (10), the Group A Subcommittee shall have the right to recommend four (4) nominees;

                           (y)      if the size of the Whole Board is eleven
                                    (11) or twelve (12), the Group A
                                    Subcommittee shall have the right to
                                    recommend five (5) nominees;

                           (z)      if the size of the Whole Board is thirteen
                                    (13), the Group A Subcommittee shall have the right to recommend six (6) nominees.

                           Subject to their fiduciary duties, the Nominating Committee shall recommend to the stockholders the nominees recommended to the Nominating Committee by the Group A Subcommittee. In the event the Group A Subcommittee shall not recommend a nominee in accordance with the procedures and qualification requirements of this Section 3.2(b), (i) the Nominating Committee shall proceed to select such nominee and (ii) such nominee shall not be considered a Group A Director and shall not be required to meet the qualification requirements of paragraph (E) below.

                           Group B Directors. Prior to each annual meeting of stockholders of the Corporation during the Special Voting Period, a subcommittee of the Nominating Committee comprised solely of the Independent Group B Directors serving on the Nominating Committee (the "GROUP B SUBCOMMITTEE") shall, subject to the procedures and qualification requirements set forth in this Section 3.2(b) and the Voting Agreement, have the right to recommend to the Nominating Committee nominees for directors which the Nominating Committee, subject to its fiduciary duties, shall recommend to the stockholders to be elected by the stockholders at such annual meeting as follows:

                                Size of Whole Board       Number of Nominees
                                -------------------       ------------------
                                          9                        5
                                         10                        6
                                         11                        6
                                         12                        7
                                         13                        7

                           Notwithstanding the foregoing, the number of nominees the Group B Subcommittee shall have the right to recommend for election as directors at any particular annual meeting shall be reduced by the number of nominees who are designated as nominees for election at such annual meeting pursuant to the Voting Agreement (including Mike Willis). In the event the Group B Subcommittee shall not recommend a nominee in accordance with the procedures and qualification requirements of this Section 3.2(b), (i) the Nominating Committee shall proceed to select such nominee and (ii) such nominee shall not be considered a Group B Director and shall not be required to meet the qualification requirements of paragraph (E) below.

                  (D) Vacancies and Newly Created Directorships. Group A Directors. Subject to the procedures and qualification requirements of this Section 3.2, the Group A Subcommittee shall have the exclusive delegated authority of the Board to fill any vacancy on the Board, or any committee thereof, that was held immediately prior to such vacancy by a Group A Director, and to fill any newly created directorship for which the Group A Subcommittee would have the right to recommend an additional nominee pursuant to paragraph (C) above; provided, however, in the event the Group A Subcommittee shall not fill any such vacancy or newly created directorship pursuant to the procedures and qualification requirements of this
                           Section 3.2(b), (i) the Nominating Committee shall then have the exclusive delegated authority of the Board to fill such vacancy or newly created directorship and (ii) the person so chosen shall not be considered a Group A Director and shall not be required to meet the qualification requirements of paragraph (E) below.

                           Group B Directors. Subject to the procedures and qualification requirements of this Section 3.2, the Group B Subcommittee shall have the exclusive delegated authority of the Board to fill any vacancy on the Board, or any committee thereof, that was held immediately prior to such vacancy by a Group B Director, and to fill any newly created directorship for which the Group B Subcommittee would have the right to recommend an additional nominee pursuant to paragraph (C) above; provided, however, in the event the Group B Subcommittee shall not fill any such vacancy or newly created directorship pursuant to the procedures and qualification requirements of this
                           Section 3.2, (i) the Nominating Committee shall then have the exclusive delegated authority of the Board to fill such vacancy or newly created directorship and (ii) the person so chosen shall not be considered a Group B Director and shall not be required to meet the qualification requirements of paragraph (E) below.

                  (E) Qualification Requirements. Group A Directors. The Group A Subcommittee shall not have the right to recommend nominees for election as directors or to fill a vacancy or newly created directorship unless, after giving effect to the election of such nominees or the filling of such vacancies or newly created directorships, (i) there would be at least three Independent Group A Directors, (ii) there would be at least two (2) Group A Directors who meet the definition of Audit Committee Independent Director, and (iii) there would be at least one Group A Director specified in (ii) who meets the definition of Audit Committee

                           Financial Expert; provided, however, if the size of the Whole Board is 10, 11, 12 or 13, then there must be at least three Independent Group A Directors.

                           Group B Directors. The Group B Subcommittee shall not have the right to recommend nominees for election as directors or to fill a vacancy or newly created directorship, unless, after giving effect to the election of such nominees or the filling of such vacancies or newly created directorships, there would be at least three (3) Independent Group B Directors, one of whom meets the definition of Audit Committee Independent Director; provided, however, if the size of the Whole Board is 11, 12 or 13, then there must be at least four (4), rather than three (3), Independent Group B Directors.

                  (F) Procedures. The Corporation shall give the Group A Subcommittee and the Group B Subcommittee not less than 60 days prior notice of the proposed mailing date of the Corporation's proxy statement in connection with the annual meeting of stockholders. The Group A Subcommittee or Group B Subcommittee, as the case may be, shall inform the Nominating Committee of its recommended nominees for election of directors to the Board of Directors by delivering written notice thereof not less than thirty (30) days prior to the mailing of the Corporation's proxy statement to be distributed to stockholders in connection with the annual meeting of stockholders. The notice shall also contain such information relating to such nominees as is required to be disclosed in a proxy statement or other filings required to be made by the Corporation in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and from which the Board can determine that the qualification requirements set forth in paragraph (E) above have been satisfied. The Group A Subcommittee or Group B Subcommittee, as the case may be, shall inform the Nominating Committee of the person selected by such Subcommittee to fill a vacancy or newly created directorship not later than thirty (30) days following written notice to such Subcommittee of the occurrence of such vacancy or creation of such newly created directorship. The notice shall also contain such information relating to such individual as is required to be disclosed in a proxy statement or other filings required to be made by the Corporation in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and from which the Board can determine that the qualification requirements set forth in paragraph (E) above have been satisfied. The Group A Subcommittee and Group B Subcommittee, as the case may be, shall be afforded reasonable opportunity to provide any supplemental information requested by the Nominating Committee.

                  (G) Dissolution. If there ceases to be for a period of not less than 30 days, at least one Independent Group A Director on the Board, the Group A Subcommittee shall be dissolved. If there ceases to be for a period of not less than 30 days, at least one Independent Group B Director on the Board, the Group B Subcommittee shall be dissolved. Except as otherwise provided by the terms of a Contractual Nomination Right, after dissolution of a Subcommittee, the Nominating Committee shall have the exclusive delegated authority of the Board to nominate directors and fill any vacancy or newly created directorship that such Subcommittee had the right to nominate or fill at the time of its dissolution.

                  (H) Certain Incentive Compensation Awards. The unanimous approval of the Compensation Committee of the Board shall be required to approve any incentive compensation awards to be granted to senior management of the Corporation.

         (c) Nominations by Stockholders.

                  (i) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (A) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (B) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder's notice as described in this Section 3.2.

                  (ii) Notwithstanding anything in paragraph (c)(i) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

                  (iii) To be in proper written form, a stockholder's notice to the Secretary must set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (w) the name, age, business address and residence address of the person, (x) the principal occupation or employment of the person, (y) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (z) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving the notice (v) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made,
         (w) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (x) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (y) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (z) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  (iv) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

         (d) Except as otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of one or more series of Preferred Stock to nominate and elect directors or the terms of any Contractual Nomination Right, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section
3.2. If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if a stockholder complying with
Section 3.2(c) (or a qualified representative of such stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

         SECTION 3.3 COMPENSATION. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

                                   ARTICLE IV
                                 BOARD MEETINGS

         SECTION 4.1 ANNUAL MEETINGS. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

         SECTION 4.2 REGULAR MEETINGS. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

         SECTION 4.3 SPECIAL MEETINGS. Special meetings of the Board (a) may be called by (i) the Chairman of the Board, (ii) Chief Executive Officer, (iii) a majority of the Group A Directors, (iv) a majority of the Group B Directors or
(v) a majority of the all of the Directors comprising the Board and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in
Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery;
(ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By-Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

         SECTION 4.4 QUORUM; REQUIRED VOTE. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By-Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         SECTION 4.5 CONSENT IN LIEU OF MEETING. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         SECTION 4.6 ORGANIZATION. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

                                   ARTICLE V
                            COMMITTEES OF DIRECTORS

         SECTION 5.1 ESTABLISHMENT. The Board may designate one or more committees, each committee to consist of one or more of the directors. During the Special Voting Period, (a) Group B Directors shall constitute a majority of the Compensation Committee and such committee shall have at least one Group A Director and (b) the Audit Committee shall have at least one Group A Director. During the Special Voting Period, the Board shall have a Nominating Committee as set forth in Section 3.2 of these By-Laws. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. Subject to this Section 5.1, The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee, except as otherwise provided in Section 3.2 with respect to the Nominating Committee, the Group A Subcommittee and the Group B Subcommittee during the Special Voting Period.

         SECTION 5.2 AVAILABLE POWERS. Any committee established pursuant to
Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

         SECTION 5.3 ALTERNATE MEMBERS. Subject to Section 5.1, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

         SECTION 5.4 PROCEDURES. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee and the means of remote communication, if any, shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By-Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By-Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By-Laws.

                                   ARTICLE VI
                                    OFFICERS

         SECTION 6.1 OFFICERS. The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Treasurer, a Secretary and such other officers (including without limitation a Chief Financial Officer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chairman of the Board, Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By-Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chairman of the Board, Chief Executive Officer or President, as may be prescribed by the appointing officer.

         (a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall advise and counsel the Chief Executive Officer and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of the Chairman of the Board from time to time by the Board or these By-Laws.

         (b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

         (c) President. The President shall be the chief operating officer of the Corporation and shall, subject to the authority of the Chief Executive Officer and the Board, have general management and control of the day-to-day business operations of the Corporation and shall consult with and report to the Chief Executive Officer. The President shall put into operation the business policies of the Corporation as determined by the Chief Executive Officer and the Board and as communicated to the President by the Chief Executive Officer and the Board. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

         (d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

         (e) Secretary.

                  (i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

                  (ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

         (f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

         (g) Treasurer. The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer's hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

         (h) Assistant Treasurers. The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.

         SECTION 6.2 TERM OF OFFICE. The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders. All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chairman of the Board, Chief Executive Officer or President may also be removed, with or without cause, by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chairman of the Board, Chief Executive Officer or President may be filled by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

         SECTION 6.3 OTHER OFFICERS. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

         SECTION 6.4 MULTIPLE OFFICEHOLDERS; STOCKHOLDER AND DIRECTOR OFFICERS. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

                                  ARTICLE VII
                              SHARE CERTIFICATES

         SECTION 7.1 ENTITLEMENT TO CERTIFICATES. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with Section 7.3 representing the number of shares registered in certificate form.

         SECTION 7.2 MULTIPLE CLASSES OF STOCK. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall, unless and to the extent (and subject to applicable law) the Board shall by resolution provide that such class or series of stock shall be uncertificated, be set forth in full or summarized on the face or back of any certificate that the Corporation shall issue to represent such class or series of stock; provided that, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         SECTION 7.3 SIGNATURES. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President; and (b) the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

         SECTION 7.4 ISSUANCE AND PAYMENT. Subject to applicable law, the Certificate of Incorporation or these By-Laws, shares may be issued for such consideration and to such persons as the Board may determine from time to time. Shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate is issued.

         SECTION 7.5 LOST CERTIFICATES. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue, the Corporation may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         SECTION 7.6 TRANSFER OF STOCK. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the stock ledger of the Corporation only by the person named as the holder thereof on the stock ledger of the Corporation or by such person's duly constituted attorney or legal representative, and in the case of shares represented by a certificate, upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock ledger of the Corporation by an entry showing from and to whom transferred.

         SECTION 7.7 REGISTERED STOCKHOLDERS. Except as otherwise required by applicable law (a) the Corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the owner of shares for all purposes, including, without limitation, as the owner of such shares to receive dividends, vote such shares, examine the stock ledger and the books of the Corporation and be held liable for calls and assessments and (b) the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such registered owner, whether or not it shall have express or other notice thereof.

                                  ARTICLE VIII
                                INDEMNIFICATION

         SECTION 8.1 RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "PROCEEDING"), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a "COVERED PERSON"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

         SECTION 8.2 RIGHT TO ADVANCEMENT OF EXPENSES. In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys' fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an "ADVANCEMENT OF EXPENSES"); provided, however, that, if the Delaware General Corporation Law ("DGCL") requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "UNDERTAKING"), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "FINAL ADJUDICATION") that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

         SECTION 8.3 RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section
8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

         SECTION 8.4 NON-EXCLUSIVITY OF RIGHTS. The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right which any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By-Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

         SECTION 8.5 INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

         SECTION 8.6 INDEMNIFICATION OF OTHER PERSONS. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this
Article VIII.

         SECTION 8.7 AMENDMENTS. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By-Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

         SECTION 8.8 CERTAIN DEFINITIONS. For purposes of this Article VIII, (a) references to "other enterprise" shall include any employee benefit plan; (b) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to "serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" for purposes of Section 145 of the DGCL.

         SECTION 8.9 CONTRACT RIGHTS. The rights provided to Covered Persons pursuant to this Article VIII shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Covered Person's heirs, executors and administrators.

         SECTION 8.10 SEVERABILITY. If any provision or provisions of this
Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this
Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                   ARTICLE IX
                                 MISCELLANEOUS

         SECTION 9.1 PLACE OF MEETINGS. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By-Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

         SECTION 9.2 FIXING RECORD DATES.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         (c) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or the Secretary of the Corporation. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is otherwise required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         SECTION 9.3 MEANS OF GIVING NOTICE.

         (a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

         (b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, and
(iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and
(D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder's consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation's transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         (c) Electronic Transmission. "ELECTRONIC TRANSMISSION" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

         SECTION 9.4 WAIVER OF NOTICE. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By-Laws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

         SECTION 9.5 MEETING ATTENDANCE VIA REMOTE COMMUNICATION EQUIPMENT.

         (a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

                  (i) participate in a meeting of stockholders; and

                  (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

         (b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation, or these By-Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

         SECTION 9.6 DIVIDENDS. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation's capital stock) on the Corporation's outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

         SECTION 9.7 RESERVES. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

         SECTION 9.8 CONTRACTS AND NEGOTIABLE INSTRUMENTS. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board. Chief Executive Officer, President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person's supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

         SECTION 9.9 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by the Board.

         SECTION 9.10 SEAL. The seal of the Corporation shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

         SECTION 9.11 BOOKS AND RECORDS. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

         SECTION 9.12 RESIGNATION. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 9.13 SURETY BONDS. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

         SECTION 9.14 SECURITIES OF OTHER CORPORATIONS. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

         SECTION 9.15 AMENDMENTS. The Board shall have the power to adopt, amend, alter or repeal the By-Laws. Except as provided in the Certificate of Incorporation, the affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders.

                                    EXHIBIT O

                            Form of Voting Agreement

                                   [ATTACHED]

================================================================================



                                VOTING AGREEMENT


                                  BY AND AMONG


                             VENTURI PARTNERS, INC.


                                       AND


                          THE STOCKHOLDERS NAMED HEREIN


                              DATED AS OF [*], 2004








================================================================================

                                VOTING AGREEMENT

         This Voting Agreement (this "AGREEMENT") is made and entered into as of [*], 2004 by and among VENTURI PARTNERS, INC., a Delaware corporation (the "COMPANY"), and the parties identified as "Stockholders" on the signature pages hereto.

                             PRELIMINARY STATEMENTS

         The Company, VTP, Inc., Venturi Technology Partners, LLC, Comsys Information Technology Services, Inc., Comsys Holding, Inc. and certain stockholders of Holding have entered into an Agreement and Plan of Merger dated as of July [*], 2004 (as the same may be amended from time to time, the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, VTP, Inc. will be merged with and into Comsys Holding, Inc. and Comsys Holding, Inc. will be the surviving entity (the "MERGER").

         As a condition to the consummation of the transactions contemplated by the Merger Agreement, various stockholders of the Company and of Holding have required that the Company and certain parties who are, or who as a result of the Merger will become, stockholders of the Company, and the Company and such parties are willing to, enter into a voting agreement with respect to nominations to the board of directors of the Company at and after the effectiveness of the Merger.

         Capitalized terms used but not defined herein have the meanings given in the Merger Agreement.

         Now, therefore, for good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                             STATEMENT OF AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1. Definitions.

         "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

         "AGREEMENT" has the meaning given in the preamble to this Agreement.

         "BOARD OF DIRECTORS" means the board of directors of the Company.

         "BYLAWS" means the Bylaws of the Company as in effect from time to time.

         "CLOSING" has the meaning given in the Merger Agreement.

         "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the common stock of the Company now or hereafter authorized to be issued.

         "COMPANY" has the meaning given in the preamble to this Agreement.

         "DIRECTOR" means a member of the Board of Directors.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "GROUP B DIRECTOR" means Willis, a Wachovia Director or a director who was selected by the Group B Subcommittee of the Nominating Committee of the Board of Directors for election to, or to fill a vacancy or newly created directorship on, the Board of Directors pursuant to this Agreement or Section
3.2 of the Bylaws.

         "GROUP B SUBCOMMITTEE" means a subcommittee of the Nominating Committee of the Board of Directors comprised solely of the Independent Wachovia Directors serving on the Nominating Committee.

         "HOLDING" means Comsys Holding, Inc., a Delaware corporation.

         "INDEPENDENT WACHOVIA DIRECTOR" means any Wachovia Director who meets the definition of independent director under applicable rules and listing standards of the principal securities exchange or market on which the Common Stock is listed or approved for trading.

         "HORNETS STOCKHOLDERS" means the holders of Common Stock listed on the signature pages of this Agreement under the title "Hornets Stockholders".

         "JUNIOR STOCKHOLDERS" means the holders of Common Stock listed on the signature pages of this Agreement under the title "Junior Stockholders" and any Affiliate thereof to which a Junior Stockholder transfers any shares of Common Stock and which has agreed in writing to be bound by the terms of this Agreement.

         "MAJOR STOCKHOLDER" means any Wachovia Stockholder or Hornets Stockholder that owned, at the Effective Time, directly or beneficially as part of the Stockholder Group of which it is a part, greater than 10% of the then outstanding Common Stock, as such ownership is reflected on the applicable Schedules to this Agreement.

         "MERGER" has the meaning given in the preliminary statements to this Agreement.

         "MERGER AGREEMENT" has the meaning given in the preliminary statements to this Agreement.

         "NOMINATING COMMITTEE" means the Nominating Committee of the Board of Directors established pursuant to and in accordance with the Bylaws.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

         "SHARES" means shares of Common Stock.

         "SPECIAL VOTING PERIOD" means the period commencing immediately after the Effective Time (as defined in the Certificate of Incorporation) and ending on the third anniversary of the Effective Time.

         "STOCKHOLDER" means Willis or any Wachovia Stockholder, Junior Stockholder or Hornets Stockholder.

         "STOCKHOLDER GROUP" means each of the following three groups of
Stockholders: (a) the Stockholders comprising the Wachovia Stockholders shall be one Stockholder Group, (b) the Stockholders comprising the Junior Stockholders shall be one Stockholder Group and (c) the Stockholders comprising the Hornets Stockholders shall be one Stockholder Group.

         "STOCKHOLDER REPRESENTATIVE" has the meaning given in Section 4.18.

         "STOCKHOLDERS" means, collectively, Willis, the Wachovia Stockholders, the Junior Stockholders and the Hornets Stockholders.

         "WACHOVIA DIRECTOR" means (a) a director of the Company who was so designated as a Wachovia Designee by Holding to serve on the Board of Directors pursuant to Section 6.15(a) of the Merger Agreement, (b) any director of the Company who was nominated for election as a director of the Company by the Wachovia Stockholders or (c) any director who was nominated by the Wachovia Stockholders to fill a vacancy that was held immediately prior to such vacancy by a Wachovia Director or a newly created directorship on the Board of Directors for which the Wachovia Stockholders would have the right to recommend an additional nominee pursuant to this Agreement or Section 3.2 of the Bylaws.

         "WACHOVIA STOCKHOLDERS" means the holders of Common Stock listed on the signature pages of this Agreement under the title "Wachovia Stockholders" and any Affiliate thereof to which a Wachovia Stockholder transfers any shares of Common Stock and which has agreed in writing to be bound by the terms of this Agreement.

         "WILLIS" means Michael T. Willis.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the other parties hereto as follows: The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

         Section 2.2. Representations and Warranties of the Stockholders.

                  (a) Each Stockholder that is not a natural person, severally and not jointly, hereby represents and warrants, as to itself only and not as to any other Stockholder, to the other parties hereto as follows:

                           (i) Authority. The Stockholder has all requisite
corporate, partnership or limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement, and the consummation by the Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, partnership or limited liability company action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Stockholder in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby by the Stockholder does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Stockholder or any material agreement to which the Stockholder is a party.

                           (ii) Shares. As of the Effective Time, the
Stockholder is the record and beneficial owner of the number of Shares set forth across from such Stockholder's name on Schedule 2.2(a)(ii).

                  (b) Each Stockholder that is a natural person, severally and not jointly, hereby represents and warrants, as to itself only and not as to any other Stockholder, to the other parties hereto as follows:

                           (i) Authority. The Stockholder has all requisite
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Stockholder and does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to any the Stockholder or any material agreement to which such the Stockholder is a party. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation, enforceable against the Stockholder in accordance with its terms.

                           (ii) Shares. As of the Effective Time, the
Stockholder is the record and beneficial owner of the number of Shares set forth across from such Stockholder's name on Schedule 2.2(b)(ii).

                                  ARTICLE III
                CORPORATE GOVERNANCE; CERTAIN CORPORATE ACTIONS

         Section 3.1. Voting of Shares; Company Actions.

                  (a) From and after the date hereof and until the termination of the Special Voting Period, each Stockholder shall vote all Shares owned or controlled by such Stockholder, and shall take all other necessary or desirable actions within such Stockholder's control (including, if permitted, attendance at meetings in person or by proxy for purposes of obtaining a quorum and, if permitted, execution of written consents in lieu of meetings), so that the composition of the Board of Directors and the manner of selecting members thereof shall be as set forth in Article Fifth of the Company's Certificate of Incorporation, Section 3.2 of the Bylaws and this Article III, and to otherwise effectuate the provisions of this Agreement.

                  (b) From and after the date hereof, the Company shall take all necessary or desirable actions within its control (including calling special board and stockholder meetings) to effectuate the provisions of this Agreement.

         Section 3.2. Composition of the Board of Directors.

                  (a) Election of Michael Willis. During the Special Voting Period, for so long as he is the Chief Executive Officer of the Company, the Company shall nominate Michael Willis to serve as a Director of the Company, and include Mr. Willis as a nominee in its proxy statement to be distributed to stockholders in connection with the annual meeting of stockholders. In the event the nomination rights set forth in this provision are not permitted by applicable Nasdaq rules, or if the Company's Common Stock is not then traded on the Nasdaq National Market, the comparable requirements of the principal securities exchange or market on which the Company's Common Stock is then listed or approved for trading, the Nominating Committee will then have the exclusive delegated authority of the Board to fill the directorship contemplated hereby.

                  (b) Nomination Rights. The following provisions shall apply during the Special Voting Period and in each case to the extent permitted by applicable law and by applicable rules and listing standards of the principal securities exchange or market on which the Common Stock is listed or approved for trading:

Prior to each annual meeting of stockholders of the Company during the Special Voting Period, the Wachovia Stockholders and, if they fail to do so, the Group B Subcommittee will, subject to the procedures and qualification requirements set forth in this Agreement, have the right to designate nominees for directors to be elected by the stockholders at such annual meeting as follows:

   ------------------------------------------------------------------------
                                         NUMBER OF DIRECTOR DESIGNEES
                                          WACHOVIA STOCKHOLDERS HAVE
         SIZE OF WHOLE BOARD                THE RIGHT TO DESIGNATE
   ------------------------------------------------------------------------
                  9                                   4
   ------------------------------------------------------------------------
                 10                                   5
   ------------------------------------------------------------------------
                 11                                   5
   ------------------------------------------------------------------------
                 12                                   6
   ------------------------------------------------------------------------
                 13                                   6
   ------------------------------------------------------------------------

                  (c) Vacancies and Newly Created Directorships. Subject to the procedures and qualification requirements of Section 3.2 of the Bylaws, the Wachovia Stockholders shall have the right to recommend to the Group B Subcommittee nominees to fill any vacancy on the Board, or any committee thereof, that was held immediately prior to such vacancy by a Wachovia Director, and to fill any newly created directorship for which the Wachovia Stockholders would have the right to recommend an additional nominee pursuant to paragraph
(b) above. The Group B Subcommittee shall have the exclusive delegated authority of the Board to fill any such vacancy. Subject to its fiduciary duties, the Group B Subcommittee shall fill such vacancy with the Wachovia Stockholder nominee and absent a recommendation from the Wachovia Stockholders, the Group B Subcommittee shall fill any such vacancy with a nominee of its choosing. In the event the Group B Subcommittee fails to fill any such vacancy or newly created directorship pursuant to the procedures and qualification requirements of
Section 3.2 of the Bylaws, the Nominating Committee will then have the exclusive delegated authority of the Board to fill such vacancy or newly created directorship until the next annual meeting of stockholders, and the person so chosen will not be considered a Wachovia Director, and will not be required to meet the qualification requirements of paragraph (d) below.

                  (d) Qualification Requirements. The Wachovia Stockholders will not have the right to designate nominees for election as directors and the Group B Subcommittee will not have the right to fill a vacancy or newly created directorship for a Wachovia Director unless, after giving effect to the election of such nominees or the filling of such vacancies or newly created directorships, there would be at least three (3) Independent Wachovia Directors, one of whom meets the definition of Audit Committee Independent Director set forth in the Bylaws; provided, however, that if the size of the Board is 12 or 13, there must be at least four (4) Independent Wachovia Directors.

                  (e) Procedures. The Wachovia Stockholders shall inform the Company in writing of its recommended nominees for election of directors to the Board of Directors by delivering written notice thereof not less than forty (40) days prior to the mailing of the Company's proxy statement to be distributed to stockholders in connection with the annual meeting of stockholders; provided, that the Company shall give the Wachovia Stockholders at least sixty (60) days prior written notice of such mailing date. The notice to the Company shall also contain such information relating to such nominees as is required to be disclosed in a proxy statement or other filings required to be made by the Company in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and from which the Board can determine that the qualification requirements set forth in paragraph (d) above have been satisfied; provided, however, that if any such notice does not contain such information, the Wachovia Stockholders shall provide such information within five business days after written request therefor.

                  (f) Dissolution. The Group B Subcommittee shall be dissolved, if at all, in accordance with Section 3.2(b)(ii)(G) of the Bylaws.

         Section 3.3. Nomination Rights Following Expiration of the Special Voting Period. Upon expiration of the Special Voting Period, a Major Stockholder will have the right to designate nominees for Directors to be elected by the stockholders at such annual meeting as set forth in the table below, in each case to the extent permitted by applicable law and by applicable rules and listing standards of the principal securities exchange or market on which the Common Stock is listed or approved for trading; provided, however, that:

                  (a) such Major Stockholder has continuously held shares of the Common Stock from the date of this Agreement through and including the time the nomination right, if any, available to such Major Stockholder is exercised;

                  (b) only shares of Common Stock held (i) directly by such Major Stockholder or (ii) by other Stockholders in such Major Stockholder's Stockholder Group and beneficially owned by such Major Stockholder will be counted for purposes of determining the percentage of outstanding shares of Common Stock held by such Major Stockholder;

                  (c) only one Major Stockholder from each Stockholder Group shall have nomination rights pursuant to this Section 3.3; and

                  (d) if after the expiration of the Special Voting Period the percentage of outstanding Common Stock owned by a Major Stockholder is reduced so as to cause the number of Director Designees such Major Stockholder would have the right to designate pursuant to this Section 3.3 to be reduced, then the maximum number of Director Designees such Major

Stockholder will have the right to designate pursuant to this Section 3.3 shall be permanently reduced to such number of Director Designees.

--------------------------------------------------------------------------------
   PERCENTAGE OF OUTSTANDING                    NUMBER OF DIRECTOR DESIGNEES
        COMMON STOCK                              STOCKHOLDER HAS THE RIGHT
     HELD BY STOCKHOLDER                                 TO DESIGNATE
--------------------------------------------------------------------------------
        30% or greater                                         3
--------------------------------------------------------------------------------
greater than or = 20% and less than 30%                        2
--------------------------------------------------------------------------------
greater than or = 10% and less than 20%                        1
--------------------------------------------------------------------------------
        less than 10%                                          0
--------------------------------------------------------------------------------

         Section 3.4. Termination of Voting Obligations. From and after the termination of the Special Voting Period, the provisions of Section 3.1(a) shall terminate and be of no further force or effect, and the Stockholders shall thereafter have no obligation under this Agreement with respect to (i) the voting of any of their respective shares of Common Stock, including any obligation to vote for nominees nominated pursuant to Section 3.3, or (ii) the taking of any actions described in Section 3.1 with respect to the composition of the Board of Directors.

         Section 3.5. Observer Rights.

                  (a) During the Special Voting Period, so long as the Junior Stockholders continue to hold at least 50% of the shares of Common Stock they held as of the Effective Time, the Company shall (i) give the Junior Stockholders written notice of each meeting of its Board of Directors and (ii) permit two representatives of the Junior Stockholders, in each case designated by their Stockholder Representative, to attend as an observer all meetings of its Board of Directors.

                  (b) During the Special Voting Period, so long as the Hornets Stockholders continue to hold at least 50% of the shares of Common Stock they held as of the Effective Time, the Company shall (i) give the Hornets Stockholders written notice of each meeting of its Board of Directors and (ii) permit one representative of the Hornets Stockholders, designated by the Hornets Stockholder Representative, to attend as an observer all meetings of its Board of Directors.

                  (c) Each representative appointed pursuant to Section 3.5(a) and 3.5(b) shall be entitled to (i) receive all written materials and other information (including, without limitation, copies of meeting minutes) given to Directors in connection with such meetings at the same time such materials and information are given to the Directors, and, upon reasonable notice and during normal business hours (ii) visit and inspect any of the properties of the Company and its Subsidiaries and (iii) discuss the affairs, finances and accounts of any such entities with the Directors, officers and key employees of the Company and its Subsidiaries. All travel and other expenses incurred by a representative in connection with attending any meeting of the Board of Directors or otherwise in connection with the rights granted in this Section 3.5 shall be the responsibility of such representative and/or the Stockholder Group by which such representative was designated. The Company shall have no liability or obligation with respect to such expenses.

                  (d) As a condition to attending any meetings of the Board of Directors and receiving the written materials and other information contemplated in Section 3.5(c), each representative must enter into a confidentiality and non-use agreement, in form satisfactory to the Company, pursuant to which such representative agrees not to, without the prior written consent of the Company, disclose to any third party any information obtained about the Company or its operations or business which it may have acquired pursuant to this Agreement and the observer rights granted hereunder; provided, however, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information. Notwithstanding anything to the contrary set forth in this Section 3.5, the Company reserves the right to exclude any representative from access to any material or meeting or portion thereof if the Company believes (i) upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, to satisfy the fiduciary duties of the Board of Directors or for other similar reasons or (ii) that such representative has or intends to use information obtained about the Company or its operations or business which it may have acquired pursuant to this Agreement or the observer rights granted hereunder for unlawful or improper purposes. Each representative shall be subject to recusal in any circumstance in which a Director would be subject to recusal.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         Section 4.1. Entire Agreement. This Agreement, together with the Schedules hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof. There are no third party beneficiaries having rights under or with respect to this Agreement.

         Section 4.2. Assignment. Except as provided in this Section 4.2 and in
Section 4.3, no party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns. Notwithstanding the foregoing, a Stockholder may, without the consent of any of the parties hereto, assign its rights and obligations hereunder to an Affiliate in connection with the sale or other transfer to such Affiliate of shares of such Stockholder's Common Stock

         Section 4.3. Transfers of Shares. Except as set forth in Section 4.2, any transfer of shares of Common Stock by a Stockholder (other than to an Affiliate of such Stockholder or to a party to this Agreement) will be free and clear of any and all rights and obligations under this Agreement; provided, however, that any purported sale or other transfer by a Stockholder of 30% or more of the outstanding Common Stock (other than to an Affiliate of such Stockholder or to a party to this Agreement) shall be void and have no effect unless the party to whom such shares are transferred has agreed in writing to be bound by the terms and conditions of this Agreement.

         Section 4.4. Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

                  If to a Stockholder: To the address given under such Stockholder's name on the Signature Pages.

                  If to the Company:

                  Venturi Partners, Inc.
                  2709 Water Ridge Parkway, Second Floor
                  Charlotte, NC 28217
                  Attention: General Counsel
                  Facsimile: 704-442-5138

                  with a copy (which will not constitute notice) to:

                  Akin Gump Strauss Hauer & Feld LLP
                  1700 Pacific Avenue, Ste. 4100
                  Dallas, TX 75201
                  Attention: Seth R. Molay, P.C.
                  Facsimile: 214-969-4343

All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery,
(ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter's confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient's time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.

         Section 4.5. Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in the State of Delaware having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

         Section 4.6. Submission to Jurisdiction; No Jury Trial.

                  (a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any federal court located in the State of Delaware or any Delaware state court, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 4.4 shall be deemed effective service of process on such party.

                  (b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS
SECTION 4.6(b).

         Section 4.7. Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 4.8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles or conflicts of law rules (whether of the State of Delaware or any other jurisdiction) that would result in the application of the substantive or procedural laws of any other jurisdiction and, as applicable the federal laws of the United States.

         Section 4.9. Amendment. This Agreement may not be amended or modified except by a writing signed by all of the parties.

         Section 4.10. Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy

         Section 4.11. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

         Section 4.12. Expenses. Except as otherwise expressly provided in this Agreement, each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

         Section 4.13. Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

         Section 4.14. Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

         Section 4.15. Confidentiality. No party to this Agreement, nor any of their respective Affiliates, employees, agents or representatives, shall disclose to any third party any information obtained about the Company or its operations or business which it may have acquired pursuant to this Agreement without the prior written consent of the Company; provided, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information.

         Section 4.16. Termination.

                  (a) The rights and obligations specified in Sections 3.1 and
3.2 shall terminate automatically at the end of the Special Voting Period.

                  (b) The rights and obligations specified in Section 3.3 shall terminate automatically on the date on which no Major Stockholder owns more than 10% of the issued and outstanding shares of Common Stock..

                  (c) The rights and obligations specified in Section 3.5 shall terminate automatically on the earlier of (A) the end of the Special Voting Period and (B) (i) as to the Hornets Stockholders, the date on which the Hornets Stockholders and (ii) as to the Junior Stockholders, the date on which the Junior Stockholders, hold less than 50% of the shares of Common Stock they held as of the Effective Time.

                  (d) This Agreement shall terminate and cease to be binding on any particular Stockholder on the date on which such Stockholder ceases to own any shares of Common Stock.

         Section 4.17. Effective Time. Notwithstanding anything herein to the contrary, this Agreement shall become effective at the Effective Time of the Merger, and the representations and warranties contained herein shall be deemed made as of the Effective Time.

         Section 4.18. Stockholder Representative. For administrative convenience, each Stockholder Group shall designate an individual to serve as such group's representative (each a "STOCKHOLDER REPRESENTATIVE") for purposes of this Agreement to take action on behalf of such Stockholder group in connection with this Agreement. The initial Stockholder Representative of each Stockholder Group is identified on Schedule 4.18 and may be changed from time to time by the applicable Stockholder Group upon notice given to the other parties pursuant to Section 4.4 and executed by each member of such Stockholder Group. Each Wachovia Stockholder, Junior Stockholder and Hornets Stockholder hereby appoints the initial Stockholder Representative and each person or entity who is, from time to time, duly appointed under this Section 4.18 as the Stockholder Representative of the Stockholder Group to which such Stockholder is a member to give any consent or approval, exercise any right or take any action contemplated under this Agreement on behalf of such Stockholder. The members of each Stockholder Group shall be bound by such Stockholder Group's Stockholder Representative and the parties to this Agreement shall be entitled to rely on the actions taken by the any Stockholder Representative under this Agreement.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date stated in the introductory paragraph of this Agreement.



                            VENTURI PARTNERS, INC.


                            By:
                                -----------------------------------------------
                            Name:
                                   --------------------------------------------
                            Title:
                                   --------------------------------------------



                            -----------------------------------------
                            Michael T. Willis, Individually



                            THE WACHOVIA STOCKHOLDERS:
                            -------------------------



                            WACHOVIA INVESTORS, INC.


                            By:
                                -----------------------------------------------
                            Name:
                                   --------------------------------------------
                            Title:
                                   --------------------------------------------

                            Address: Wachovia Capital Partners
                                     One Wachovia Center, 12th Floor
                                     301 South College Street
                                     Charlotte, NC  28288-0732
                                     Attn: Arthur C. Roselle, Principal
                                     Fax: (704) 374-6711
                            with a copy (which shall not constitute notice) to:
                                     Kennedy Covington Lobdell & Hickman, L.L.P.
                                     214 North Tryon Street, 47th Floor
                                     Charlotte, NC 28202
                                     Attn: T. Richard Giovannelli
                                     Fax: (704) 353-3184



                      [Signature Page to Voting Agreement]

                             THE JUNIOR STOCKHOLDERS:
                             -----------------------


                             J.P. MORGAN DIRECT CORPORATE FINANCE
                             INSTITUTIONAL INVESTORS LLC


                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                             J.P. MORGAN DIRECT CORPORATE FINANCE
                             PRIVATE INVESTORS LLC


                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                             OLD TRAFFORD INVESTMENT PTE LTD.


                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                      [Signature Page to Voting Agreement]

                             GTCR FUND IV, L.P.


                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------



                             THE HORNETS STOCKHOLDERS:
                             ------------------------


                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------



                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------



                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------


                      [Signature Page to Voting Agreement]

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------



                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------





                             By:
                                 -----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                      [Signature Page to Voting Agreement]

                               SCHEDULE 2.2(a)(ii)

                     Stockholder Shares (non-natural person)



--------------------------------------------------------------------------------
                      STOCKHOLDER                                    SHARES
--------------------------------------------------------------------------------
Wachovia Investors, Inc.                                               [*]
--------------------------------------------------------------------------------
J.P. Morgan Direct Corporate Finance Institutional Investors LLC       [*]
--------------------------------------------------------------------------------
J.P. Morgan Direct Corporate Finance Private Investors LLC             [*]
--------------------------------------------------------------------------------
Old Trafford Investment Pte Ltd.                                       [*]
--------------------------------------------------------------------------------
GTCR Fund IV, L.P.                                                     [*]
--------------------------------------------------------------------------------

                               SCHEDULE 2.2(b)(ii)

                       Stockholder Shares (natural person)



--------------------------------------------------------------------------------
                      STOCKHOLDER                                    SHARES
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------
[*]                                                                    [*]
--------------------------------------------------------------------------------

                                  Schedule 4.18

                       Initial Stockholder Representatives



--------------------------------------------------------------------------------
STOCKHOLDER GROUP                             INITIAL STOCKHOLDER REPRESENTATIVE
--------------------------------------------------------------------------------
Wachovia Stockholder Group                                   [*]
--------------------------------------------------------------------------------
Junior Stockholder Group                                     [*]
--------------------------------------------------------------------------------
Hornets Stockholder Group                                    [*]
--------------------------------------------------------------------------------

                                    EXHIBIT S

                            Form of Voting Agreement


                                   [ATTACHED]

                                VOTING AGREEMENT

         This Voting Agreement (this "AGREEMENT") is made and entered into as of [*], 2004 by and among VENTURI PARTNERS, INC., a Delaware corporation (the "COMPANY"), and MatlinPatterson Global Opportunities Partners, L.P.
(the "Stockholder")

                             PRELIMINARY STATEMENTS

         The Company, VTP, Inc., Venturi Technology Partners, LLC, Comsys Information Technology Services, Inc., Comsys Holding, Inc. and certain stockholders of Comsys Holding, Inc. have entered into an Agreement and Plan of Merger dated as of July 19, 2004 (as the same may be amended from time to time, the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, VTP, Inc. will be merged with and into Comsys Holding, Inc. and Comsys Holding, Inc. will be the surviving entity (the "MERGER").

         As a condition to the consummation of the transactions contemplated by the Merger Agreement, Comsys Holding, Inc. has required that the Company and the Stockholder, and the Company and the Stockholder are willing to, enter into this voting agreement with respect to nominations to the board of directors of the Company at and after the effectiveness of the Merger.

         Capitalized terms used but not defined herein have the meanings given in the Merger Agreement.

         Now, therefore, for good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                             STATEMENT OF AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1. Definitions.

         "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         "AGREEMENT" has the meaning given in the preamble to this Agreement.

         "BOARD OF DIRECTORS" means the board of directors of the Company.

         "COMMON STOCK" means the common stock of the Company now or hereafter authorized to be issued.

         "COMPANY" has the meaning given in the preamble to this Agreement.

         "DIRECTOR" means a member of the Board of Directors.

         "MERGER" has the meaning given in the preliminary statements to this Agreement.

         "MERGER AGREEMENT" has the meaning given in the preliminary statements to this Agreement.

         "NOMINATING COMMITTEE" means the Nominating Committee of the Board of Directors established pursuant to and in accordance with the Bylaws of the Company as in effect from time to time.

         "SHARES" means shares of Common Stock.

         "SPECIAL VOTING PERIOD" means the period commencing immediately after the Effective Time (as defined in the Certificate of Incorporation) and ending on the third anniversary of the Effective Time.

         "STOCKHOLDER" means MatlinPatterson Global Opportunities Partners, L.P.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the other parties hereto as follows: The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

         Section 2.2. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

                  (a) Authority. The Stockholder has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement, and the consummation by the Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, partnership or limited liability company action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Stockholder in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby by the Stockholder does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Stockholder or any material agreement to which the Stockholder is a party.

                  (b) Shares. As of the Effective Time, the Stockholder is the record and beneficial owner of the number of Shares set forth across from such Stockholder's name on Schedule 2.2(b).

                                  ARTICLE III
                    VOTING OF SHARES; CERTAIN COMPANY ACTIONS

         Section 3.1. Voting of Shares; Company Actions.

                  (a) From and after the date hereof and until the termination of the Special Voting Period, the Stockholder shall vote all Shares owned or controlled by such Stockholder, and shall take all other necessary or desirable actions within such Stockholder's control (including, if permitted, attendance at meetings in person or by proxy for purposes of obtaining a quorum and, if permitted, execution of written consents in lieu of meetings), so that the nominees recommended by the Nominating Committee for election to the Board of Directors are elected to serve on the Board of Directors, and to otherwise effectuate the provisions of this Agreement.

                  (b) From and after the date hereof, the Company shall take all necessary or desirable actions within its control (including calling special board and stockholder meetings) to effectuate the provisions of this Agreement.

         Section 3.2. Termination of Voting Obligations. From and after the termination of the Special Voting Period, the provisions of Section 3.1 shall terminate and be of no further force or effect, and the Stockholder shall thereafter have no obligation under this Agreement with respect to (i) the voting of any of its shares of Common Stock or (ii) the taking of any actions described in Section 3.1 with respect to the composition of the Board of Directors.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         Section 4.1. Entire Agreement. This Agreement, together with the Schedule hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof. There are no third party beneficiaries having rights under or with respect to this Agreement.

         Section 4.2. Assignment. Except as provided in this Section 4.2 and in
Section 4.3, no party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns. Notwithstanding the foregoing, the Stockholder may, without the consent of the Company, assign its rights and obligations hereunder to an Affiliate in connection with the sale or other transfer to such Affiliate of shares of such Stockholder's Common Stock.

         Section 4.3. Transfers of Shares. Except as set forth in Section 4.2, any transfer of shares of Common Stock by the Stockholder (other than to an Affiliate of such Stockholder or to a party to this Agreement) will be free and clear of any and all rights and obligations under this Agreement.

         Section 4.4. Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

                  If to the  Stockholder:
                  ----------------------

                  MatlinPatterson Global Opportunities Partners, L.P. c/o MatlinPatterson Global Advisors
                  520 Madison Avenue
                  New York, NY10022-4213
                  Att'n: Christopher Pechock
                  Facsimile: 212-651-4010



                  If to the Company:
                  -----------------

                  COMSYS IT Partners, Inc.
                  4400 Post Oak Parkway
                  Suite 1800
                  Houston, Texas  77027
                  Attention: General Counsel
                  Facsimile: 713-386-1504
                  with a copy (which will not constitute notice) to:

                  Akin Gump Strauss Hauer & Feld LLP
                  1700 Pacific Avenue, Ste. 4100
                  Dallas, TX 75201
                  Attention:  Seth R. Molay, P.C.
                  Facsimile:  214-969-4343

All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery,
(ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter's confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient's time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.

         Section 4.5. Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in the State of Delaware having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

         Section 4.6. Submission to Jurisdiction; No Jury Trial.

                  (a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any federal court located in the State of Delaware or any Delaware state court, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 4.4 shall be deemed effective service of process on such party.

                  (b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS
SECTION 4.6(b).

         Section 4.7. Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 4.8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles or conflicts of law rules (whether of the State of Delaware or any other jurisdiction) that would result in the application of the substantive or procedural laws of any other jurisdiction and, as applicable the federal laws of the United States.

         Section 4.9. Amendment. This Agreement may not be amended or modified except by a writing signed by all of the parties.

         Section 4.10. Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

         Section 4.11. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

         Section 4.12. Expenses. Except as otherwise expressly provided in this Agreement, each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

         Section 4.13. Counterparts; Effectiveness. This Agreement may be executed in two counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

         Section 4.14. Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

         Section 4.15. Confidentiality. No party to this Agreement, nor any of their respective Affiliates, employees, agents or representatives, shall disclose to any third party any information obtained about the Company or its operations or business which it may have acquired pursuant to this Agreement without the prior written consent of the Company; provided, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information.

         Section 4.16. Termination. This Agreement shall terminate at the end of the Special Voting Period.

         Section 4.17. Effective Time. Notwithstanding anything herein to the contrary, this Agreement shall become effective at the Effective Time of the Merger, and the representations and warranties contained herein shall be deemed made as of the Effective Time.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date stated in the introductory paragraph of this Agreement.


                                              VENTURI PARTNERS, INC.

                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------



                                              THE STOCKHOLDER:
                                              ---------------


                                              MATLINPATTERSON GLOBAL
                                              OPPORTUNITIES PARTNERS, L.P.

                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                              Address:
                                                       -------------------------

                                                       -------------------------

                                                       -------------------------


                      [Signature Page to Voting Agreement]

                                 SCHEDULE 2.2(b)

                               Stockholder Shares



--------------------------------------------------------------------------------
                   STOCKHOLDER                                     SHARES
--------------------------------------------------------------------------------
MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS, L.P.                  [*]
--------------------------------------------------------------------------------

                                September 3, 2004
Mr. Larry Enterline
President and CEO
Venturi Partners, Inc.
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217-4538

                  RE:      PREFERRED STOCK LETTER AGREEMENT

Dear Larry:

         In connection with the merger transaction contemplated by that certain Agreement and Plan of Merger dated as of July 19, 2004 among Venturi Partners, Inc. (the "Company"), VTP, Inc., Venturi Technology Partners, LLC, COMSYS Information Technology Services, Inc., COMSYS Holding, Inc. ("Holding") and certain stockholders of Holding, the Company requires the binding commitment of a party or parties to purchase up to seven million dollars ($7,000,000) worth of a new issue of preferred stock with the designations and preferences set forth in Exhibit A hereto (the "Preferred Stock"), such purchase to be according to the terms and conditions set forth in the Subscription Agreement set forth in Exhibit B hereto (the "Subscription Agreement").

         Pursuant to the terms and conditions set forth herein, Inland Partners, L.P. ("Inland Partners") and Links Partners, L.P. ("Links Partners;" and collectively with Inland Partners, the "Purchasers") jointly and severally agree to purchase up to seven million dollars ($7,000,000) in liquidation value of Preferred Stock promptly upon receipt of written notice from the Company in accordance with the terms and conditions set forth in the Subscription Agreement. In the event that the Company exercises this option to put to the Purchasers any or all of the Preferred Stock which the Purchasers hereby commit to purchase, and in consideration of such purchase of Preferred Stock, the Purchasers shall be entitled to a warrant to purchase, at a price of one cent ($.01) per share, that number of shares of Company common stock corresponding to the number of shares of Preferred Stock put to the Purchasers hereunder, at a ratio of 16,000 shares of Company common stock for each one million dollars ($1,000,000) of Preferred Stock purchased, with appropriate interpolation adjustments for purchases of Preferred Stock in increments less than $1,000,000. The Company's option to compel us to purchase Preferred Stock may be exercised only upon completion of the merger transaction described in the first paragraph above and will expire on October 31, 2004.

         This Letter Agreement supersedes that certain Letter Agreement dated as of July 19, 2004 between the Company and MatlinPatterson Global Opportunities Partners, L.P., MatlinPatterson Global Opportunities Partners (Bermuda), L.P., and the Purchasers (the "Original Letter Agreement"), which Original Letter Agreement shall, upon execution by the Company of the acknowledgement and agreement set forth below, no longer have any force or effect. However, the parties agree and acknowledge that the Company may offer the lenders under that certain

Second Amended and Restated Credit Agreement dated as of April 14, 2003 (the "Restated Credit Agreement") among the Company, as borrower, certain subsidiaries of the Company, the several lenders from time to time party thereto and Bank of America, N.A., as Agent, the option to purchase a pro rata portion of such Preferred Stock, determined on the basis of their outstanding commitments pursuant to the Restated Credit Agreement, on the same terms as those set forth herein.

         This letter agreement shall be governed by the laws of the State of New York without regard to any otherwise applicable conflict of laws rules.

                                            Sincerely yours,


INLAND PARTNERS, L.P.                       LINKS PARTNERS, L.P.


/s/ Elias J. Sabo                           /s/ Elias J. Sabo
------------------------------------        ------------------------------------
Name: Elias J. Sabo                         Name: Elias J. Sabo
Title: Attorney-in-fact                     Title: Attorney-in-fact




ACKNOWLEDGED AND AGREED:
-----------------------

Venturi Partners, Inc.


/s/ Larry Enterline
------------------------------------
Name:  Larry Enterline
Title: President and CEO
Date:  September 7, 2004